Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated October 11, 2019 to the

Statutory Prospectus for Class A, Class C, Class R, Class T, Class R6,

Institutional Class, Class P and Administrative Class Shares of

Allianz Funds Multi-Strategy Trust,

Dated February 1, 2019 (as supplemented thereafter)

Disclosure Relating to AllianzGI Global Allocation Fund (the “Fund”)

Effective immediately, within the Fund Summary relating to the Fund, the subsection entitled “Principal Investment Strategies” is hereby restated in its entirety as follows:

The Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The Fund allocates its investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers believe may affect the value of the Fund’s investments. In making investment decisions for the Fund, the portfolio managers seek to identify trends and turning points in the global markets. To gain exposure to the various asset classes, the Fund incorporates actively managed underlying strategies (whether through dedicated sleeves of the Fund or indirectly through actively managed underlying funds) and/or passive instruments. Under normal circumstances, the Fund achieves its desired exposures primarily by investing in certain affiliated mutual funds sponsored and managed by AllianzGI U.S. and/or its affiliates (the “Affiliated Underlying Funds”), together with a selection strategy for fixed-income securities managed by a dedicated team as a separate sleeve (described further below as the “U.S. Credit Sleeve”). The Fund may also invest in exchange-traded funds (“ETFs”), unaffiliated mutual funds, other pooled vehicles and derivative instruments such as futures, among others. The Fund’s allocations to Affiliated Underlying Funds and other investments may vary over time and from time to time.

The Fund invests directly and indirectly in globally diverse equity securities and in U.S. dollar-denominated fixed income securities. The Fund’s actively managed underlying strategies incorporate environmental, social and governance (“ESG”) factors into the selection of individual securities. The portfolio managers also consider ESG factors in the construction of the overall portfolio.

The Fund’s baseline long-term allocation consists of 60% to global equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component”), which is also the allocation of the blended benchmark index against which the Fund’s portfolio is managed. The portfolio managers will typically over- or under-weight the Fund’s portfolio against this baseline long-term allocation, depending upon the portfolio managers’ view of the relative attractiveness of the investment opportunities available, which will change over time. The Equity and Fixed Income Components generally include Affiliated Underlying Funds that incorporate ESG criteria into their investment strategies. The Fund may also use an “Opportunistic Component” whereby it invests up to 30% of its assets in any combination of the following asset classes: emerging market debt, international debt, intermediate and long-term high yield debt (commonly known as “junk bonds”), commodities, and managed futures strategies. The fact that investments are considered part of the Opportunistic Component does not mean that the Fund will hold them for only a short time; the portfolio managers have discretion to hold individual Opportunistic Component positions for medium or longer terms.

Only securities, instruments or actively managed strategies whose primary purpose is to gain exposure to one or more of the opportunistic asset classes count toward the Opportunistic Component’s 30% limit. Thus, exposure to “opportunistic” asset classes resulting from investments in diversified underlying strategies are not included in the calculation of the Opportunistic Component of the Fund’s portfolio. For example, if an Affiliated Underlying Fund employs a diversified bond strategy that has a risk and volatility profile that the portfolio managers believe to be similar to (or less than) that of the Bloomberg Barclays U.S. Aggregate Bond index, any allocations within that Affiliated Underlying Fund to “opportunistic” asset classes, such as high yield or emerging market debt, would not count toward the Opportunistic Component’s

30% limit; however, direct allocations by the Fund to high yield or emerging market debt would be counted within the Fund’s Opportunistic Component. Similarly, investments in certain alternative strategies, such as the AllianzGI Performance Fee Managed Futures Strategy Fund, would be counted solely within the Fund’s Opportunistic Component, even though those strategies may provide exposure to one or more asset classes that would otherwise be counted within the Fund’s Equity Component or Fixed Income Component. To the extent the Fund gains exposure through the AllianzGI Performance Fee Managed Futures Strategy Fund, it may be subject to the additional principal risks disclosed in the AllianzGI Performance Fee Managed Futures Strategy Fund’s prospectus.

The portfolio managers analyze market cycles, economic cycles and valuations, of each asset class and their components and may adjust the Fund’s exposures to individual holdings and asset classes. Depending on market conditions, the Equity Component may range between approximately 50% and 70% of the Fund’s assets and the Fixed Income Component may range between approximately 30% and 50% of the Fund’s assets. Apart from this strategic asset allocation, the Fund may use its Opportunistic Component. As a result of its derivative positions, the Fund may have gross investment exposures in excess of 100% of its net assets (i.e., the Fund may be leveraged) and therefore subject to heightened risk of loss. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not directly or indirectly own those underlying assets or indices.

The portfolio managers adjust the Fund’s exposure to the Equity Component, the Fixed Income Component, and the Opportunistic Component in response to momentum and momentum reversion signals in an effort to mitigate downside risk in times of severe market stress, and to increase the return potential in favorable markets. While the portfolio managers attempt to mitigate the downside risk to stabilize performance, there can be no assurance that the Fund will be successful in doing so. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. The portfolio managers believe negative momentum suggests future periods of negative investment returns and increased volatility. When the portfolio managers recognize negative momentum for an asset class, the Fund may reduce its exposure to that asset class.

The portfolio managers believe positive momentum suggests future periods of positive investment returns and typical levels of market volatility. When the momentum signals for an asset class indicate positive momentum, the portfolio managers may increase the Fund’s exposure to that asset class. In addition to the momentum and momentum reversion signals, the portfolio managers also apply fundamental analysis to locate opportunities to seek to improve the Fund’s return. Fundamental analysis may contribute to an adjustment of the Fund’s exposure to the asset classes that exhibit the strongest return prospects. The fundamental analysis attempts to locate opportunities not identified from momentum-related signals.

In conjunction with their fundamental analysis, the portfolio managers seek to gain exposure to desired asset classes primarily through actively managed underlying strategies that apply ESG factors and consider ESG factors in the construction of the overall portfolio. The actively managed underlying strategies within Affiliated Underlying Funds acquired by the Fund and within the U.S. Credit Sleeve (defined below) are expected to incorporate a proprietary ESG scoring model and related resources. The portfolio managers believe that investing in companies with strong records for managing ESG risks can generate long-term competitive financial returns and positive societal impact.

Within the “Fixed Income” component limits described above, the Fund intends to make use of an integrated ESG security selection strategy (“U.S. Credit Sleeve”) that is managed by a dedicated team of portfolio managers. This strategy focuses on investments in bonds, notes, other debt instruments and preferred securities, including derivatives relating to such investments. The portfolio managers invest in a diversified portfolio of high-quality bonds that generates return primarily through security selection and sector rotation with an investment grade focus. The strategy is based on bottom–up fundamental credit research, which takes into account the potential financial impact of ESG issues facing corporations. The fundamental bottom-up analysis will consider ESG factors alongside financial factors in the security selection and overall risk management process. The evaluation process aims to mitigate extreme losses through ESG tail risk management. Portfolio managers have the ability to weigh risks relative to market compensation and relative to corporate strategies that seek to address identified ESG concerns. The U.S. Credit Sleeve portfolio managers benchmark their performance against the Bloomberg Barclays US Credit Index and the Bloomberg Barclays MSCI US Corporate ESG Focus Index.

After determining the asset allocation among the Components, the portfolio managers select particular investments in an effort to obtain exposure to the relevant mix of asset classes. The Fund strategy focuses on investments in mutual funds and ETFs. The Fund may invest in any type of equity or fixed income security, including common and preferred stocks, warrants and convertible securities, mortgage-backed securities, asset- backed securities and government and corporate bonds. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The Fund is expected to be highly diversified across industries, sectors, and countries. The Fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation, or if the instrument is otherwise deemed inappropriate.

In implementing these investment strategies, the Fund may make substantial use of over-the-counter (OTC) or exchange-traded derivatives, including futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund, currency forwards, and structured notes. The Fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivative transactions.

Effective immediately, within the Fund Summary relating to the Fund, the subsection entitled “Principal Investment Strategies” is hereby restated in its entirety as follows:

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Allocation Risk: The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Manager’s allocation techniques and decisions and/or the Manager’s selection of Underlying Funds and other investments may not produce the desired results.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Sustainable Investing Risk: Because the Fund focuses on investments in companies that the Manager believes exhibit strong environmental, social, and corporate governance records, the Fund’s universe of investments may be smaller than that of other funds and broad equity benchmark indices.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Commodity Risk: Commodity-linked derivative instruments may increase volatility.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

“Green” Investment Risk: The Fund will be affected by a decrease in governmental or other support for environmental initiatives.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk: Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Mortgage-Related and Other Asset-Backed Risk: Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Tax Risk: Income from commodity-linked investments may limit the Fund’s ability to qualify as a “regulated investment company” for U.S. federal income tax purposes.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Underlying Fund Risks: The Fund will be indirectly affected by factors, risks and performance specific to the Underlying Funds.

Variable Distribution Risk: Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Effective immediately, within the Fund Summary relating to the Fund, the subsection entitled “Management of the Fund—Portfolio Managers” is hereby revised and restated in its entirety as follows:

Portfolio Managers

Heather Bergman, portfolio manager and vice-president, has managed the Fund since 2017.

Giorgio Carlino, CFA, portfolio manager and managing director, has managed the Fund since 2015.

Rahul Malhotra, portfolio manager and director, has managed the Fund since 2013.

Carl W. Pappo, Jr., CFA, portfolio manager, managing director and CIO US Fixed Income Fund, has managed the Fund since 2019.

Paul Pietranico, CFA, portfolio manager and director, has managed the Fund since 2009.

Huy Thanh Vo, Ph.D., CFA, portfolio manager and director, has managed the Fund since 2017.

Effective immediately, the subsection entitled “Principal Investments and Strategies” within the section entitled “Principal Investments and Strategies of Each Fund – AllianzGI Global Allocation Fund” is hereby restated in its entirety as follows:

Principal Investments and Strategies	Investment Objective Seeks after-inflation capital appreciation and current income		Dividend Frequency At least quarterly

	Allocation Strategy Equity Exposure Fixed Income Exposure	Baseline 60% 40%	Normal Range 50% to 70% 30% to 50%

The Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The Fund allocates its investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers believe may affect the value of the Fund’s investments. In making investment decisions for the Fund, the portfolio managers seek to identify trends and turning points in the global markets. To gain exposure to the various asset classes, the Fund incorporates actively managed underlying strategies (whether through dedicated sleeves of the Fund or indirectly through actively managed underlying funds) and/or passive instruments. Under normal circumstances, the Fund achieves its desired exposures primarily by investing in certain affiliated mutual funds sponsored and managed by Allianz Global Investors U.S. LLC and/or its affiliates (the “Affiliated Underlying Funds”), together with a selection strategy for fixed-income securities managed by a dedicated team as a separate sleeve (described further below as the “U.S. Credit Sleeve”). The Fund may also invest in exchange-traded funds (“ETFs”), unaffiliated mutual funds, other pooled vehicles and derivative instruments such as futures, among others, as further described below. The Fund’s allocations to Affiliated Underlying Funds and other investments may vary over time and from time to time.

The Fund invests directly and indirectly in globally diverse equity securities and in U.S. dollar-denominated fixed income securities. The Fund’s actively managed underlying strategies incorporate environmental, social and governance (“ESG”) factors into the selection of individual securities. The portfolio managers also consider ESG factors in the construction of the overall portfolio.

The Fund’s baseline long-term allocation consists of 60% to global equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component”), which is also the allocation of the blended benchmark index against which the Fund’s portfolio is managed. The portfolio managers will typically over- or under-weight the Fund’s portfolio against this baseline long-term allocation, depending upon the portfolio managers’ view of the relative attractiveness of the investment opportunities available, which will change over time. The Equity and Fixed Income Components generally include Affiliated Underlying Funds that incorporate ESG criteria into their investment strategies. The Fund may also use an “Opportunistic Component” whereby it invests up to 30% of its assets in any combination of the following asset classes: emerging market debt, international debt, intermediate and long-term high yield debt (commonly known as “junk bonds”), commodities, and managed futures strategies. The Fund generally expects to gain exposure to Opportunistic Component asset classes indirectly through investments in Affiliated Underlying Funds, ETFs, other pooled vehicles and derivative instruments, although such exposure also may be gained directly. The fact that investments are considered part of the Opportunistic Component does not mean that the Fund will hold them for only a short time; the portfolio managers have discretion to hold individual Opportunistic Component positions for medium or longer terms.

Only securities, instruments or actively managed strategies whose primary purpose is to gain exposure to one or more of the opportunistic asset classes count toward the Opportunistic Component’s 30% limit. Thus, exposure to “opportunistic” asset classes resulting from investments in diversified underlying strategies are not included in the calculation of the Opportunistic Component of the Fund’s portfolio. For example, if an Affiliated Underlying Fund employs a diversified bond strategy that has a risk and volatility profile that the portfolio managers believe to be similar to (or less than) that of the Bloomberg Barclays U.S. Aggregate Bond index, any allocations within that Affiliated Underlying Fund to “opportunistic” asset classes, such as high yield or emerging market debt, would not count toward the Opportunistic Component’s 30% limit; however, direct allocations by the Fund to high yield or emerging market debt would be counted within the Fund’s Opportunistic Component. Similarly, investments in certain alternative strategies, such as the AllianzGI Performance Fee Managed Futures Strategy Fund, would be counted solely within the Fund’s Opportunistic Component, even though those strategies may provide exposure to one or more asset classes that would otherwise be counted within the Fund’s Equity Component or Fixed Income Component. To the extent the Fund gains exposure through the AllianzGI Performance Fee Managed Futures Strategy Fund, it may be subject to the additional principal risks disclosed in the AllianzGI Performance Fee Managed Futures Strategy Fund’s prospectus.

The portfolio managers analyze market cycles, economic cycles and valuations, of each asset class and their components and may adjust the Fund’s exposures to individual holdings and asset classes. Depending on market conditions, the Equity Component may range between approximately 50% and 70% of the Fund’s assets and the Fixed Income Component may range between approximately 30% and 50% of the Fund’s assets. Apart from this strategic asset allocation, the Fund may use its Opportunistic Component. As a result of its derivative positions, the Fund may have gross investment exposures in excess of 100% of its net assets (i.e., the Fund may be leveraged) and therefore subject to heightened risk of loss. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not directly or indirectly own those underlying assets or indices.

The portfolio managers adjust the Fund’s exposure to the Equity Component, the Fixed Income Component, and the Opportunistic Component in response to momentum and momentum reversion signals in an effort to mitigate downside risk in times of severe market stress, and to increase the return potential in favorable markets. While the portfolio managers attempt to mitigate the downside risk to stabilize performance, there can be no assurance that the Fund will be successful in doing so. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. The portfolio managers believe negative momentum suggests future periods of negative investment returns and increased volatility. When the portfolio managers recognize negative momentum for an asset class, the Fund may reduce its exposure to that asset class.

The portfolio managers believe positive momentum suggests future periods of positive investment returns and typical levels of market volatility. When the momentum signals for an asset class indicate positive momentum, the portfolio managers may increase the Fund’s exposure to that asset class. In addition to the momentum and momentum reversion signals, the portfolio managers also apply fundamental analysis to locate opportunities to seek to improve the Fund’s return. Fundamental analysis may contribute to an adjustment of the Fund’s exposure to the asset classes that exhibit the strongest return prospects. The fundamental analysis attempts to locate opportunities not identified from momentum-related signals.

In conjunction with their fundamental analysis, the portfolio managers seek to gain exposure to desired asset classes primarily through actively managed underlying strategies that apply ESG factors and consider ESG factors in the construction of the overall portfolio. The actively managed underlying strategies within Affiliated Underlying Funds acquired by the Fund and within the U.S. Credit Sleeve (defined below) are expected to incorporate a proprietary ESG scoring model and related resources. The portfolio managers believe that investing in companies with strong records for managing ESG risks can generate long-term competitive financial returns and positive societal impact.

Within the “Fixed Income” component limits described above, the Fund intends to make use of an integrated ESG security selection strategy (“U.S. Credit Sleeve”) that is managed by a dedicated team of portfolio managers. This strategy focuses on investments in bonds, notes, other debt instruments and preferred securities, including derivatives relating to such investments. The portfolio managers invest in a diversified portfolio of high-quality bonds that generates return primarily through security selection and sector rotation with an investment grade focus. The strategy is based on bottom–up fundamental credit research, which takes into account the potential financial impact of ESG issues facing corporations. The fundamental bottom-up analysis will consider ESG factors alongside financial factors in the security selection and overall risk management process. The evaluation process aims to mitigate extreme losses through ESG tail risk management. Portfolio managers have the ability to weigh risks relative to market compensation and relative to corporate strategies that seek to address identified ESG concerns. The U.S. Credit Sleeve portfolio managers benchmark their performance against the Bloomberg Barclays US Credit Index and the Bloomberg Barclays MSCI US Corporate ESG Focus Index.

After determining the asset allocation among the Components, the portfolio managers select particular investments in an effort to obtain exposure to the relevant mix of asset classes. The Fund strategy focuses on investments in mutual funds and ETFs. The Fund may invest in any type of equity or fixed income security, including common and preferred stocks, warrants and convertible securities, mortgage-backed securities, asset- backed securities and government and corporate bonds. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The Fund is expected to be highly diversified across industries, sectors, and countries. The Fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation, or if the instrument is otherwise deemed inappropriate.

In implementing these investment strategies, the Fund may make substantial use of over-the-counter (OTC) or exchange-traded derivatives, including futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund, currency forwards, and structured notes. The Fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivative transactions.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Effective immediately, the subsection entitled “Principal Risks” within the section entitled “Principal Investments and Strategies of Each Fund – AllianzGI Global Allocation Fund” is hereby restated in its entirety as follows:

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

•  Allocation Risk

•  Market Risk

•  Issuer Risk

•  Sustainable Investing Risk

•  Equity Securities Risk

•  Management Risk

•  Commodity Risk

•  Credit and Counterparty Risk

•  Currency Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  Fixed Income Risk

•  Focused Investment Risk

•  “Green” Investment Risk

•  High Yield Risk

•  Index Risk

•  Interest Rate Risk

•  IPO Risk

•  Leveraging Risk

•  Liquidity Risk

•  Mortgage-Related and Other Asset-Backed Risk

• Non-U.S. Investment Risk • REIT and Real Estate-Related Investment Risk • Smaller Company Risk • Tax Risk • Turnover Risk • Underlying Funds Risks • Variable Distribution Risk

The information relating to the Fund contained in the table in the subsection “Management of the Funds – Investment Manager” in the Prospectus is hereby deleted and replaced with the following:

AllianzGI Global Allocation Fund	Giorgio Carlino, CFA (Lead)	2015	Mr. Carlino, CFA, is a portfolio manager, a managing director and Global CIO Multi Asset US with Allianz Global Investors, which he joined in 2001. He was previously a private- client portfolio manager, responsible for multi- manager selection. Mr. Carlino has 18 years of investment-industry experience. Before joining the firm, he worked in fund management at Commerzbank AM. Mr. Carlino has a degree in economics and finance from La Sapienza University in Rome, and a master’s degree in portfolio management and asset allocation from the University of Bologna, Department of Statistics.

	Paul Pietranico, CFA**	2009	Mr. Pietranico is a portfolio manager and a director with Allianz Global Investors, which he joined in 2005. As a member of the Multi Asset US team, he is a portfolio manager for the target-date portfolios, as well as for other asset- allocation portfolios, including 529 college savings plans. Mr. Pietranico has 23 years of investment-industry experience. He previously worked at Charles Schwab & Co., focusing on research related to portfolio simulation, optimization and construction; asset allocation; retirement planning; and investment manager due diligence. Mr. Pietranico has a B.S. in physics, an M.A. in philosophy of science, and an M.S. in engineering economic systems and operations research from Stanford University. He is a CFA charterholder.

Rahul Malhotra	2013	Mr. Malhotra, Ph.D., is a portfolio manager and a director with Allianz Global Investors, which he joined in 2012. As a member of the Multi Asset US team, he is responsible for quantitative research and development. Mr. Malhotra has 10 years of investment-industry experience. He has a B.S. in physics from the California Institute of Technology and a Ph.D. in theoretical particle physics from the University of Texas at Austin.

Heather Bergman	2017	Ms. Bergman is a portfolio manager and a vice president with Allianz Global Investors, which she joined in 2011. As a member of the Multi Asset US team, she manages the investment functions around the 529 portfolios, including monitoring the portfolios and the underlying managers driving the portfolio-update process. She has 13 years of investment industry experience. Ms. Bergman previously taught at UCLA. Before that, she was an analyst at a global hedge fund. Ms. Bergman has a B.A. from Georgetown University, an M.A. from Columbia University and a Ph.D. in political economy from the University of California, Los Angeles.

Huy Thanh Vo, Ph.D., CFA	2017	Huy Thanh Vo is a portfolio manager and a director with Allianz Global Investors, which he joined in 2009. As a member of the Multi Asset US team, he is responsible for active allocation funds and liquid alternatives. Mr. Vo has nine years of investment industry experience. He was previously a research assistant for the chair for investment, portfolio management and pension finance at J. W. Goethe University, Frankfurt. Mr. Vo has a master’s degree in money and finance, and a Ph.D. in finance from J.W. Goethe University. He is a CFA charterholder.

Carl W. Pappo, Jr., CFA	2019	Mr. Pappo is CIO US Fixed Income with Allianz Global Investors, which he joined in 2017. As the leader of the US Fixed Income team, his responsibilities include chairing the core strategy team (which sets portfolio risk allocations) and acting as lead portfolio manager for a number of strategies. He is also a member of the firm’s US Executive Committee. Mr. Pappo has 26 years of investment-industry experience. Mr. Pappo previously worked at Columbia Threadneedle Investments, where he was head of the core fixed-income team; earlier at the firm, he led the credit team and the investment grade research team. Before that, Mr. Pappo worked at Fleet Investment Advisors where he managed taxable fixed-income funds and institutional portfolios. He began his career as a corporate bond trader. Mr. Pappo has a B.S. in accounting from Babson College. He is a CFA charterholder.

** The Global Allocation Fund was reorganized into the Trust on May 4, 2009, at which time Mr. Pietranico began managing the Fund.

Corresponding changes are hereby made to the remainder of this subsection.

Disclosure Relating to AllianzGI Global Dynamic Allocation Fund (the “Fund”)

Effective immediately, within the Fund Summary relating to the Fund, the fee table and expense examples for the Fund under “Fees and Expenses of the Fund” is hereby restated in its entirety as follows:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class R	None	None
Class T	2.50%	None
Class R6	None	None
Institutional	None	None
Class P	None	None
Administrative	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution Fee and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses(2)	Expense Reductions(3)(4)	Total Annual Fund Operating Expenses After Expense Reductions(3)(4)
Class A	0.70%	0.25%	0.30%	0.10%	1.35%	(0.34)%	1.01%
Class C	0.70	1.00	0.31	0.10	2.11	(0.33)	1.78
Class R	0.70	0.50	0.38	0.10	1.68	(0.30)	1.38
Class T	0.70	0.25	0.30	0.10	1.35	(0.34)	1.01
Class R6	0.70	None	0.21	0.10	1.01	(0.27)	0.74
Institutional	0.70	None	0.24	0.10	1.04	(0.30)	0.74
Class P	0.70	None	0.33	0.10	1.13	(0.29)	0.84
Administrative	0.70	0.25	0.22	0.10	1.27	(0.28)	0.99

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3) Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) has contractually agreed to irrevocably waive a portion of its management fee equal to 0.55% of the average daily net assets of the Fund that are attributable to investments in Underlying Funds. This waiver with respect to investments in Underlying Funds which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Underlying Funds will continue through at least January 31, 2021.

(4) The Manager has contractually agreed, until January 31, 2021, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 3 above, Total Annual Fund Operating Expenses, including Acquired Fund Fees and Expenses, but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.01% for Class A shares, 1.78% for Class C shares, 1.38% for Class R shares, 1.01% for Class T shares, 0.74% for Class R6 shares, 0.74% for Institutional Class shares, 0.84% for Class P shares and 0.99% for Administrative Class shares of the Fund’s average net assets attributable to Class A shares, Class C shares, Class R shares, Class T shares, Class R6 shares, Institutional Class shares, Class P shares and Administrative Class shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$647	$922	$1,218	$2,057	$647	$922	$1,218	$2,057
Class C	281	629	1,104	2,415	181	629	1,104	2,415
Class R	140	500	884	1,962	140	500	884	1,962
Class T	350	634	939	1,804	350	634	939	1,804
Class R6	76	295	532	1,212	76	295	532	1,212
Institutional	76	301	545	1,244	76	301	545	1,244
Class P	86	330	594	1,349	86	330	594	1,349
Administrative	101	375	670	1,509	101	375	670	1,509

Please retain this Supplement for future reference.

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated October 11, 2019

to the Statement of Additional

Information

of Allianz Funds Multi-Strategy Trust,

Dated February 1, 2019 (as

supplemented thereafter)

Disclosure Relating to AllianzGI Global Allocation Fund (the “Fund”)

Effective immediately, the subsection “Portfolio Manager Compensation, Other Accounts Managed, Conflicts of Interest and Corporate Culture” under “Management of the Trust” (the “Subsection”) is hereby revised to add Carl W. Pappo, Jr. as a portfolio manager of AllianzGI Global Allocation Fund.

Information regarding other accounts managed by Mr. Pappo, as well as his ownership of securities of the Fund, each as of September 30, 2019, is provided below.

Other Accounts Managed

Portfolio Manager	Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Carl W. Pappo, Jr.	2	375	4	2,026	3	719

Accounts and Assets for which Advisory Fee is Based on Performance

Portfolio Manager	Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Carl W. Pappo, Jr.	0	0	0	0	0	0

Securities Ownership

AllianzGI Global Allocation Fund	Dollar Range of Equity Securities
Carl W. Pappo, Jr.	None

Please retain this Supplement for future reference.